                                                                   Exhibit 10.17

                                 CONFIDENTIAL


                             DISTRIBUTOR AGREEMENT
                             ---------------------


     This Agreement made and entered into this lst day of February, 1996, by and between Summit Design, Inc., a Delaware corporation organized and existing under the laws of the state of Delaware and the U.S.A., with its principal place of business located at 9305 SW Gemini Drive, Beaverton, OR 97008 (hereinafter referred to as SUMMIT), and Seiko Instruments Inc., a corporation organized and existing under the laws of Japan, with its principal place of business located 31-1 Kameido 6 Chome, Koto-Ku, Tokyo 136 Japan (hereinafter referred to as SII).

     In consideration of the covenants contained herein, the parties agree as follows:

     1.0  Appointment.  SUMMIT hereby appoints SII, as Exclusive Distributor,
          -----------
for the sale and support of the SUMMIT Products listed in Appendix A in the Territory defined in Appendix B, as long as SII meets the Quarterly Quota as specified in Appendix C, and grants to SII a non-exclusive, non-transferable license to use and demonstrate the Products to facilitate its performance under this Exclusive Agreement, and to market to approved sub-distributors and to the customers in the territory the Products pursuant to the SUMMIT Program User Agreement described in Article 4.2 hereof. SII will have the right to engage sub-distributors in the territory providing notification to and written agreement by SUMMIT. SII hereby agrees to the value, price and payment terms specified in Appendix E.

          1.1 As used in Section 1, Exclusive Distributor shall mean that SUMMIT may have agreements for distribution of the standalone Products listed in Appendix A with no more than one (1) direct distributor for the Territory defined in Appendix B. This distributor may employ sub-distributors if approved in writing by SUMMIT.

          1.2 SII's Exclusivity shall continue for the Base Period and Extension Periods under the following quota fulfillment rules for exclusivity.

               1.2.1 If Quarterly Quotas are achieved then SII maintains the rights of exclusivity.

               1.2.2 If a Quarterly Quota is overachieved then the over-achievement shall reduce the next Quarterly Quota by the amount of over-achievement.

               1.2.3 If more than one Quarterly Quota is underachieved and the total under-achievement is greater than 5% of the sum of the quotas, then SII shall have one (1) additional quarter to make up the under-achievement. If the under-achievement is not made-up, then SII shall:

                      1.2.4.1 pay the underachievement in additional exclusivity fee;

                      1.2.4.2 negotiate new terms agreeable to both SUMMIT and SII or

                      1.2.4.3  abandon exclusivity.


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          1.3  The list of Products set forth in Appendix A will only be changed by SUMMIT in the event that any of the Products listed are abandoned by SUMMIT on a worldwide basis or undergo general reconfiguration or price change by SUMMIT on a worldwide basis. New Top-Down-Design products introduced by SUMMIT will be added to Appendix A if SUMMIT and SII agree on pricing and quota terms for these products. In the event SII declines for any reason to add any SUMMIT Top-Down-Design product to Appendix A under this Section 1.3 then SUMMIT may offer such product through another distributor in Japan. Such changes shall require a ninety (90) day prior written notice.

     2.0  Term of Agreement.  This Agreement shall take effect from the date of
          -----------------
execution hereof and shall remain in force for a period of three (3) years ("Base Period"), unless and until terminated pursuant to Article 13 hereof. This Agreement may be renewed for additional five (5) year periods ("Extension Periods") by mutual agreement as follows:

          2.1 In the event SII wants to renew for an Extension Period, SII shall notify Summit in writing no later than six (6) months prior to the end of the current period.

          2.2 In the event Summit wants to renew for an Extension Period, Summit shall notify SII in writing no later than one (1) year prior to the end of the current period.

Quarterly Quotas for the Base Period and Extension Periods are listed in Appendix C. The discount schedules for the Base Period and Extension Periods are also listed in Appendix C.

     3.0  Responsibilities of Summit.
          --------------------------

          3.1 SUMMIT agrees to use its best efforts to provide quantities of the Products sufficient to meet the requirements of SII.

          3.2 SUMMIT agrees to use its best efforts to provide telephonic hot line support to SII and SUMMIT shall provide Bug Fix Releases for Products to SII when released by SUMMIT.

          3.3 SUMMIT agrees to ship products upon receipt of a valid Purchase Order.

          3.4  * * *

          3.5  * * *

     4.0  Responsibilities of SII.
          -----------------------

          4.1 SII agrees to use its best efforts to promote the sale of the Products and to provide Technical Support as defined in Section 5.3.2.b to its customers.

          4.2 SII agrees to sell or otherwise provide the Products only in accordance with the terms stated herein and the SUMMIT Program User Agreement attached hereto in Appendix D. SII shall execute with its customers a SUMMIT Program User Agreement written in Japanese which shall have substantially the same meaning as the SUMMIT Program User Agreement.


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                                 CONFIDENTIAL


          4.3 SII agrees to maintain a sales, marketing, and support staff sufficient to provide for the sales and support of SUMMIT Products in the Territory directly and/or through the use of sub-distributors.

          4.4 SII will provide to SUMMIT, at the beginning of each quarter, a quarterly status report for the previous quarter, a forecast of the next quarter and, at the beginning of each month, a forecast update. Quarterly status reports, forecasts and forecast updates shall include customer names and addresses, Product quantity and revenue, and Maintenance or Technical Support revenue. All revenue and prices listed in these reports will be actual sale values.

          4.5 SII agrees to meet at least quarterly with SUMMIT or its authorized representatives to review the business in the Territory for the previous quarter and to review SII's forecast for the coming six (6) months.

          4.6 SII recognizes that SUMMIT and SII may be required by the laws of the United States or Japan to provide information regarding the identify of purchasers of Products. At the request of SUMMIT, SII will immediately provide to SUMMIT copies of all Product sales records, evidencing actual end-user destinations, product and service prices and discounts and total sales value.

     5.0  Orders, Quotations and Prices.
          -----------------------------

          5.1 SII shall place orders to SUMMIT via faxed Purchase Order and SUMMIT will provide confirmation or rejection of such orders by fax within seven
(7) days of receipt of order by SUMMIT. If such fax is not received by SII in seven (7) days the order is automatically accepted. Each Purchase Order shall be accompanied by the customer purchase order if such order exists. SII shall maintain a file of its quotations, offers, acceptances, and all other correspondence relating to the sale of Products, and shall supply such information to SUMMIT monthly and quarterly as specified in Section 4.6.

          5.2 All prices are F.O.B, Beaverton, Oregon, USA, and exclude duty, insurance, shipping, local tax, and any use, value-added, or other tax. When applicable, such items will appear as a separate line item on the invoice.

          5.3  Prices.
               ------

               5.3.1 The Recommended List Price for each Product is shown in Appendix A.

               5.3.2 Maintenance, with Upgrades and Technical Support for each product may be purchased under the following options:


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                                 CONFIDENTIAL


                      (a) Maintenance - Maintenance prices are ** of Recommended List Price for Products as shown in Appendix A and are paid annually. Annual Maintenance includes the following:

                          (i)   Product Upgrades for Products purchased, if any
are released during the current maintenance period by SUMMIT.

                         (ii)   Telephonic Hot Line Support, supplied by SII.

                        (iii) Bug Fix Releases for Products purchased, if any are released during the current maintenance period by SUMMIT.

                      (b) Technical Support - Technical Support prices are ** of Recommended List Price for Products as shown in Appendix A and are paid annually. Technical support includes the following:

                          (i)    Telephonic Hot Line Support, supplied by SII.

                         (ii)    Bug Fix Releases for Products purchased, if any
are released during the current maintenance period by SUMMIT.

                      (c) Upgrades - Product Upgrades are new major product releases. Upgrades will be sold to the end user at ** of the Recommended List Price for each Product.

          5.4  Distributor Purchase Price.  SII shall purchase Products and the
               --------------------------
rights to sell Maintenance, Technical Support and Upgrades at a price paid to SUMMIT equal to Distributor Purchase Price. The Distributor Purchase Price for Products shall be equal to the actual customer purchase price minus the appropriate Annual Discount as specified in Appendix C. In the event that the actual customer purchase price is less than ** of the Recommended Product List Price shown in Appendix A, then the Distributor Purchase Price shall be equal to the Recommended Product List Price times ** minus the appropriate Annual Discount as specified in Appendix C. The Distributor Purchase Price for Maintenance, Technical Support and Upgrades shall be equal to the actual custo mer purchase price minus the appropriate Annual Discount as specified in Appendix C. In the event that the actual customer purchase price is less than ** of the Recommended List Price shown in Appendix A, then the Distributor Purchase Price shall be equal to the Recommended List Price times ** minus the appropriate Annual Discount as specified in Appendix C.

          5.5 SII shall pay withholding tax, but only to the extent required by applicable law, by deducting the same from amounts specified in Section 5.1 above and shall send SUMMIT an official certificate evidencing such payment.


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     6.0  Terms of Payment.
          ----------------

          6.1 Payments for Products, Maintenance, Technical Support and Upgrades shall be made by SII within sixty (60) days, after date of invoice. The preferred method of payments to SUMMIT is wire transfer. All payments made to SUMMIT must be in United States Dollars (USD).

          6.2 If any payment due SUMMIT from SII is not paid when due, SUMMIT may at its option; (a) cease further shipments to SII until all overdue payments have been made or (b) make shipments only against an irrevocable letter of credit acceptable to SUMMIT.

     7.0  Delivery.  SUMMIT shall use its best effort to fill all orders
          --------
promptly upon acceptance thereof. Deliveries shall be made F.O.B SUMMIT's factory in Beaverton, Oregon, USA. SUMMIT shall retain title and bear the risk of loss until such time as a shipment has been placed on-board a commercial carrier, at which time title shall pass and the risk of loss shall become by SII. Such loss shall not exceed the replacement cost of the shipment.

     8.0  Advertising and Promotion.  SII shall conduct advertising and
          -------------------------
promotional activities deemed appropriate to promote the sale of the Products in the Territory. SUMMIT shall supply, free of charge, masters of advertising materials for marketing of the Products, such as catalogs, brochures, pamphlets, and the like. SII agrees to refrain from making any claim or representation concerning the Products in excess of or different from those made by SUMMIT.

     9.0  Import and Export.
          -----------------

          9.1 All import duties and custom's fees, and all import permits and licenses, are SII's and Customer's sole responsibility.

          9.2 The provision of the Products to SII by SUMMIT is subject to all laws, regulations, and rules of the United States of America, the State of Oregon and Japan. SUMMIT shall not be bound by terms that are in conflict with such laws. SII agrees to fully comply with all applicable U.S. export regulations governing destination, ultimate end-user programs of internal control and re-export restraints, and other restrictions relating to Products or the furnishing of technical information or data in any form covered by this Agreement.

          9.3 SII agrees to publish such programs of internal controls as required by U.S. Export Regulations.

          9.4 SII agrees not to take any action that will cause it, or SUMMIT to be in violation of any law of any jurisdiction in the Territory or the United States including but not limited to, the U.S. Foreign Corrupt Practices Act of 1977 (FCPA), the U.S. Export Control Laws, and the U.S. Anti-Boycott Laws.

          9.5 SII understands that SUMMIT is subject to regulations by agencies of the United States Government, including the U.S. Department of Commerce, which may prohibit export


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                                 CONFIDENTIAL


or diversion of the Products, or Product information to certain countries. Regardless of any disclosure made by SII to SUMMIT of an ultimate destination of the Products or Product information, SII warrants that it will not export, either directly or indirectly, any Product or Product information without first obtaining all necessary approval from the United States Department of Commerce and/or any other agency or department of the United States Government.

     10.0 Proprietary Rights and Trade Secrets.
          ------------------------------------

          10.1 Except as otherwise provided herein, SUMMIT retains all title and reserves all rights to the documentation, manuals, information, packaging, promotional materials, or other data furnished by SUMMIT to SII, or developed by SII under this agreement, whether in object, printed hard copy, or other form.

          10.2 Both parties acknowledge that the Products, including any modifications, enhancements, or improvements co the Products contain valuable trade secret information proprietary to SUMMIT. Both parties agree to exercise the highest degree of care and control with respect to the safeguard of these trade secrets.

          10.3 SUMMIT hereby grants to SII the right to translate associated documentation and manuals into Japanese.

     11.0 Product Warranties.
          ------------------

          11.1 SUMMIT warrants that it owns the copyrights to all software products sold hereunder, and has the legal right to sell such products.

          11.2 SUMMIT's warranty to SII shall be the standard SUMMIT warranty for the Products as stated in Appendix D under Section "Limited Warranty and Disclaimer" which is in effect on the date of the shipment of the Products to the Customer.

          11.3 EXCEPT FOR THE EXPRESS WARRANTIES STATED HEREIN, SUMMIT HEREBY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, ON ALL PRODUCTS, AND SPECIFICALLY AND WITHOUT LIMITATION, DISCLAIMS AND PRECLUDES ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     12.0 Infringement.
          ------------

          12.1 SUMMIT, at its expense, will defend SII against any claim action or suite based on an allegation that a product furnished hereunder infringes a patent or copyright in the Territory, and SUMMIT will pay any resulting costs, damages, and attorney's fees finally awarded (after exhaustion of appeals, if SUMMIT files any appeals), against SII which are attributable to such claim, or will pay the part of any settlement which is attributable to such claim, provided that; (a) SII notifies SUMMIT in writing within seventy-two (72) hours of acquiring knowledge of the claim


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                                 CONFIDENTIAL


(claim includes any writing related to the subject matter of this subsection);
(b) SUMMIT is permitted to control the defense settlement of the claim, at its sole discretion, and (c) SII cooperates reasonably in such defense or settlement.

          12.2 In its defense or settlement of any such claim, SUMMIT may (a) procure for SII the right to continue using the Products; (b) modify the Products so that it becomes non-infringing; or (c) replace the Products with substantially equivalent Products not subject to such claim. If the use of any Product furnished hereunder is enjoined and none of the preceding alternatives is reasonably available to SUMMIT, SUMMIT will provide SII an opportunity to return the Product and receive a refund of the purchase price paid, less a reasonable allowance for use.

          12.3 Notwithstanding the foregoing, SUMMIT shall have no liability to defend, to indemnify SII or to pay any costs, damages, or attorney's fees for any claim based upon the use of any version of software other than the current unaltered version released by SUMMIT. Except, in the event of a Patent or Copyright infringement law suit caused by a version other than the Current Version SUMMIT shall upgrade these units to the Current Version free of charge. Current version is the last released version plus one version prior to the last released version.

          12.4 The foregoing states the entire obligation and liability of SUMMIT with respect to any claims of patent or copyright infringement.

     13.0 Termination.
          -----------

          13.1 This agreement may be terminated by an Agreement duly signed by the parties hereto.

          13.2 Default: In the event of any default in performance of any agreement, term or provision under this Agreement by either party, the non-defaulting party may send a written default notice explaining the nature of the default to the defaulting party. If such default is not rectified within sixty
(60) days after the giving of the default notice, the non-defaulting party may send termination notice in writing terminating the Agreement. Termination shall become effective ten (10) days after the giving of the termination notice. Termination of this Agreement by either party shall not be deemed an election of remedies or waivers of any claims relating to the other party.

          13.3 Bankruptcy: In the event either party voluntarily files a petition in bankruptcy or has such petition involuntarily filed against it, or ceases doing business in the ordinary course, the other party may terminate the Agreement by giving a termination notice, which termination shall become effective ten (10) days after the giving of the termination notice. Termination of this Agreement by either party shall not be deemed an election of remedies or waivers of any claims relating to the other party.

          13.4 At the time of termination, SII will receive *** commission as described in Article 5-Orders, Quotations and Prices.


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          13.5 At the time of termination, SUMMIT or its current distributor shall take over SII's responsibilities to Customers and guarantee the license right of those Customers in good standing.

     14.0 Provisions upon Termination.
          ---------------------------

          14.1 Except as otherwise provided herein, neither SUMMIT nor SII shall, by reason of the termination, be liable to the other for compensation, reimbursement, or damages on account of the loss of prospective profits on anticipated sales, or on account of expenditures, investments, leases, or commitments made in connection with this Agreement.

          14.2 SII shall immediately refrain from further use of all of SUMMIT's logos, trademarks and trade names. SII shall return all demonstration material, manuals, literature and brochures.

          14.3 Obligations of SII described in Section 17.0 of this Agreement, shall survive termination or expiration of this Agreement.

     15.0  Limitation of Liability.  THE LIABILITY OF SUMMIT IN ANY WAY ARISING
          -----------------------
OUT THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, WHETHER SUCH LIABILITY BE FOUNDED ON BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT LIABILITY, TORT LIABILITY, OR ANY OTHER THEORY, SHALL IN NO EVENT EXCEED, AND IS SPECIFICALLY LIMITED TO THE AMOUNT PAID FOR THE PRODUCTS RELATED TO SAID CLAIM. IN NO EVENT SHALL SUMMIT BE LIABLE FOR CONSEQUENTIAL DAMAGES, INCIDENTAL DAMAGES, LOST PROFITS, OR LOSS DUE TO BUSINESS INTERRUPTION.

     16.0  Arbitration.  Any and all disputes arising in connection with this
          -----------
Agreement shall be settled by Arbitration, unless otherwise mutually agreed by both parties. In the event that SII


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                                 CONFIDENTIAL


initiates the dispute against SUMMIT then the Arbitration shall be held in Portland, Oregon, USA, and set up in accordance with the Rules of Arbitration and Conciliation of the International Chamber of Commerce. In the event that SUMMIT initiates the dispute against SII then the Arbitration shall be held in Chiba, Japan and set up in accordance with the Rules of Arbitration and Conciliation of the International Chamber of Commerce. Any and all Arbitrators appointed pursuant to the ICC Rules shall be fluent in English and all documents submitted to the Arbitration panel shall be in English or accompanied by an English translation. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

     17.0 Confidentiality, Trademarks and Tradenames.
          ------------------------------------------

          17.1 SII shall treat as Confidential and shall not disclose any information concerning SUMMIT its principal business, or assets, its Products or its markets, or its future Products or markets, or any other material(s) which are of a proprietary or confidential nature, and agrees to appropriately safeguard same until such time as the information property comes into the public domain.

          17.2 SII recognizes and concedes for all purpose the validity of any trademark, tradename, or any other proprietary mark applied, or to use by SUMMIT in reference to the Products, and acknowledges these as the sole property of SUMMIT, whether registered or not.

          17.3 During the term of this Agreement, SUMMIT authorizes SII to use SUMMIT's trademarks and tradenames in Territory only for the purpose of the marketing, and distribution of SUMMIT's Products. SII agrees that it will use SUMMIT's name and logo on all packaging, manuals, and materials, and that SUMMIT's copyright, with its USA address must appear in and on the cover of all manuals and disk labels, and on the software binary code program. It will be clearly stated in all manuals, including those translated into any language, that SUMMIT is the owner of the copyright and SII will add whatever words, symbols or marks are required in the Territory, as directed by SUMMIT, to give effective notice of SUMMIT's rights and to preserve all such legal rights of SUMMIT. SII shall acquire no rights to trademarks or tradenames by virtue of their use.

          17.4 SII is expressly forbidden from altering, removing or modifying any serial number, identifying number, trademark or other SUMMIT symbol from any Product or printed materials or software provided under this Agreement.

     18.0  Force Majeure.  Neither party hereto shall be liable for default of
          -------------
any obligation hereunder if such default results from force majeure which includes; without limitations, governments acts or directives, strikes, acts of God, war, insurrection, riot or civil commotion, fires, flooding or water damage, explosions, embargoes, or delays in delivery, whether of the kind herein enumerated or otherwise, which are not within the reasonable control of the party affected.


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     19.0 Assignment.  This Agreement is not assignable or transferable by SII
          ----------
except with the written consent of SUMMIT. In the event that SUMMIT assigns or transfers this agreement SUMMIT shall give SII thirty (30) days written notice.

     20.0 Notices.  Any notices provided for under this Agreement shall be
          -------
deemed effective when delivered in person or ten (10) days after deposit in the mail by registered or certified mail postage paid and addressed to the respective address listed in the introduction of this Agreement.

     21.0 Relationship of the Parties.  The parties hereto agree that SII shall
          ---------------------------
operate as an independent contractor and not as an agent or employee of SUMMIT. SII has no expresses or implied authorization to incur any obligation or an any manner otherwise make any commitments on behalf of SUMMIT. SII shall employ its own personnel and shall be responsible for them and their acts, and in no way shall SUMMIT be liable for SII, its employees, or third parties.

     22.0 Entire Agreement and Severability.  This Agreement constitutes the
          ---------------------------------
entire Agreement between the parties, and supersedes any and all prior oral or written Agreements. Any modifications, renewals, extensions, waivers, or amendments shall be effective only when in writing signed by both parties. Should any clause of this Agreement be rendered illegal or unenforceable due to legislative changes, the remainder of the Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above set forth.

SUMMIT DESIGN, INC.                       SEIKO INSTRUMENTS, INC.

/s/ Larry J. Gerhard                      /s/ Shinichi Ishibashi
-------------------------------           ---------------------------------
Authorized Signature                      Authorized Signature

Larry J. Gerhard                          Shinichi Ishibashi
-------------------------------           ---------------------------------
Name (Type or Print)                      Name (Type or Print)

President, CEO                            Division Manager
-------------------------------           ---------------------------------
Title                                     Title

February 1, 1996                          February 1, 1996
-------------------------------           ---------------------------------
Date                                      Date


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                                   APPENDIX A

                          JAPAN RECOMMENDED LIST PRICE
                          ----------------------------

                       PRICES EFFECTIVE:  JANUARY 1, 1996

--------------------------------------------------------------------------------------------------------------------------
                                                                PART               PLAN M MAINT          PLAN H MAINT
--------------------------------------------------------------------------------------------------------------------------
                   VISUAL PRODUCTS                      NUMBER         LIST      NUMBER       LIST      NUMBER      LIST
--------------------------------------------------------------------------------------------------------------------------
PC PRODUCTS
--------------------------------------------------------------------------------------------------------------------------
Visual HDL                                             VP-BBO-L      $15,000    VP-BBO-M     $3,000    VP-BBO-H     $1,200
--------------------------------------------------------------------------------------------------------------------------
Visual HDL Design Entry                                VP-DEO-L      $12,000    VP-DEO-M     $2,400    VP-DEO-H     $  960
--------------------------------------------------------------------------------------------------------------------------
Visual HDL; Win95 or NT                                VP-BNT-L      $24,000    VP-BNT-M     $4,800    VP-BNT-H     $1,920
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
UNIX PRODUCTS
--------------------------------------------------------------------------------------------------------------------------
Visual HDL (node locked)                               VU-NLO-L      $30,000    VU-NLO-M     $6,000    VU-NLO-H     $2,400
--------------------------------------------------------------------------------------------------------------------------
Visual HDL (floating)                                  VU-FLO-L      $36,000    VU-FLO-M     $7,200    VU-FLO-H     $2,880
--------------------------------------------------------------------------------------------------------------------------
Visual HDL Design Entry (node locked)                  VU-DE1-L      $21,600    VU-DE1-M     $4,320    VU-DE1-H     $1,728
--------------------------------------------------------------------------------------------------------------------------
Visual HDL Design Entry (floating)                     VU-DE2-L      $26,400    VU-DE2-M     $5,280    VU-DE2-H     $2,112
--------------------------------------------------------------------------------------------------------------------------
Visual Verilog Design Entry and Debugging interface    VU-VE6-1      $21,600    VU-VE6-M     $4,320    VU-VE6-H     $1,728
 (node locked) (ship 11/95)
--------------------------------------------------------------------------------------------------------------------------
Visual Verilog Design Entry and Debugging interface    VU-VE7-L      $26,400    VU-VE7-M     $5,280    VU-VE7-H     $2,112
 (floating) (ship 11/95)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
UPGRADES
--------------------------------------------------------------------------------------------------------------------------
Visual HDL (2.5 or 3.2) for PC                         VP-BBO-A      $ 2,250
--------------------------------------------------------------------------------------------------------------------------
Visual HDL (2.5 or 3.2) for UNIX (node locked)         VU-NLO-A      $ 4,500
--------------------------------------------------------------------------------------------------------------------------
Visual HDL (2.5 or 3.2) for UNIX (floating)            VU-FLO-A      $ 5,400
--------------------------------------------------------------------------------------------------------------------------
Visual Verilog Design Entry and Debugging interface    VU-NL1-A      $ 3,240
--------------------------------------------------------------------------------------------------------------------------
Visual Verilog Design Entry and Debugging interface    VU-FL1-A      $ 3,960
--------------------------------------------------------------------------------------------------------------------------
Design Entry to full Visual (PC)                       VP-DEO-A      $ 6,000
--------------------------------------------------------------------------------------------------------------------------
Design Entry to full Visual (node locked)              VU-DE1-A      $ 8,640
--------------------------------------------------------------------------------------------------------------------------
Design Entry to full Visual (floating)                 VU-DE2-A      $10,560
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
EVALUATION INVENTORY & PLATFORM CHANGE
--------------------------------------------------------------------------------------------------------------------------
Evaluation Inventory Replacement                       Cost          $   250     Maximum
--------------------------------------------------------------------------------------------------------------------------
Additional platform types (each)                       VU-BEO-A      $ 7,200
--------------------------------------------------------------------------------------------------------------------------
Reissue authorization codes to change host node ID     VU-BEO-A      $ 2,880
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
EXTRA DOCUMENTATION
--------------------------------------------------------------------------------------------------------------------------
Visual HDL Manual for PC                               VP-BBO-D      $   432
--------------------------------------------------------------------------------------------------------------------------
Visual HDL Manual for UNIX                             VU-BBO-D      $   432
--------------------------------------------------------------------------------------------------------------------------
Visual HDL Training Guide for UNIX                     VU-BCO-D      $   144
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TRAINING (SEE NOTES)
--------------------------------------------------------------------------------------------------------------------------
4 day course at Summit headquarters (per student)      VT-BBO-T      $ 2,304
--------------------------------------------------------------------------------------------------------------------------
On-site training 4 day course                          VT-BCO-T      Call Summit
--------------------------------------------------------------------------------------------------------------------------

LICENSE REQUIREMENTS

       * *  is licensed on * * * basis, through * * *.

     Consult Summit or your Summit Sales Representative for additional information.


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MAINTENANCE PLANS

     Maintenance part numbers are provided for two plans.

      Plan "M" * * *
      Plan "H", * * *

     Maintenance can only be ordered for * * *

JAPAN MAINTENANCE FOR THE FIRST YEAR IS:

 1996 - * * of Recommended Product List Price
 1997 - * * of Recommended Product List Price
 1998 - * * of Recommended Product List Price
 After 1998 - * * of Recommended Product List Price

WARRANTY

     All Visual Products are covered by a 90 day limited warranty. Refer to Summit's Terms and Conditions document for details.


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                                  APPENDIX B

                                   TERRITORY


     SII is allowed to sell the authorized products to customers and install the said products within the country of Japan and its territories.


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                                   APPENDIX C

                      PRODUCT QUOTA AND DISCOUNT SCHEDULE

--------------------------------------------------------------------------------------------
                QUARTERLY QUOTA         ANNUAL QUOTA               ANNUAL DISCOUNT
     YEAR         (TO SUMMIT)            (TO SUMMIT)                  (TO SII)
--------------------------------------------------------------------------------------------
1996
--------------------------------------------------------------------------------------------
 *Q1                 * * *
--------------------------------------------------------------------------------------------
 *Q2                 * * *
--------------------------------------------------------------------------------------------
 *Q3                 * * *
--------------------------------------------------------------------------------------------
 *Q4                 * * *
--------------------------------------------------------------------------------------------
  Total                                         * * *                  * * *

--------------------------------------------------------------------------------------------
1997
--------------------------------------------------------------------------------------------
 *Q1                 * * *
--------------------------------------------------------------------------------------------
 *Q2                 * * *
--------------------------------------------------------------------------------------------
 *Q3                 * * *
--------------------------------------------------------------------------------------------
 *Q4                 * * *
--------------------------------------------------------------------------------------------
  Total                                         * * *                  * * *
--------------------------------------------------------------------------------------------
1998
--------------------------------------------------------------------------------------------
 *Q1                 * * *
--------------------------------------------------------------------------------------------
 *Q2                 * * *
--------------------------------------------------------------------------------------------
 *Q3                 * * *
--------------------------------------------------------------------------------------------
 *Q4                 * * *
--------------------------------------------------------------------------------------------
  Total                                         * * *                  * * *
--------------------------------------------------------------------------------------------
Extension Periods
--------------------------------------------------------------------------------------------
 *Quarterly Quotas for Extension Periods shall be the previous years Quota plus * * *
 *Discounts for each year of Extension Periods shall be * * *.
--------------------------------------------------------------------------------------------


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                                  APPENDIX D

                            SEIKO INSTRUMENT, INC.
                          END USER SOFTWARE AGREEMENT

Definitions:
"Distributor" is Seiko Instruments Inc. ("SII").

     This is a legal Agreement between you, the end user, and Distributor. By opening this sealed media package and/or by using the Software, you are agreeing to be bound by the terms of this Agreement.

     GRANT OF USE RIGHT. Distributor grants you the right to use one (1) copy of the enclosed software program and accompanying documentation (together with any upgrades supplied by Distributor, the "Software') on a single computer system at a time, subject to the terms and conditions of this Agreement. All rights not expressly granted therein are reserved by Distributor or its successors.

     YOU MAY:

     a.   Install the Software on only one computer or workstation;

     b. make no more than one (1) copy of the Software in machine readable form, solely for back-up purposes, and provided that you reproduce all proprietary notices on the copy; and

     c. physically transfer the Software from one computer to another, provided that the Software is used on only one computer at a time.

 YOU MAY NOT:

     a.   Use the Software on more than one computer or workstation at a time;

     b. modify, translate, reverse engineer, decompile, disassemble, create derivative works based on, or copy (except to create the back-up copy) the Software;

     c. rent, lend, transfer, distribute, or grant any rights in the Software in any form to any person without the written consent of Distributor; or

     d.   remove any proprietary notices, labels, or marks from the Software.

     UPGRADE PRODUCTS. Any upgrades to the Software may only be used in conjunction with the prior version of the Software.


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     LIMITED WARRANTY AND DISCLAIMER. Distributor warrants that for a period of ninety (90) days from the date of sale of the Software to you, the media on which the Software is furnished will, under normal use, be free from defects in materials and workmanship. Distributor's entire liability and your exclusive remedy under this warranty (which is subject to you returning the Software to Distributor) will be, at Distributor's options, to replace the media or to refund the purchase price and terminate this Agreement. Except for these express limited warranties, Distributor makes, and you receive, no warranties or conditions, express, implied, statutory, or otherwise, and Summit specially disclaims any implied warranties of merchantability, noninfringement and fitness for a particular purposes. Distributor does not warrant that the Software will meet your requirements or that the operation of the Software will be uninterrupted or error free. You assume the responsibility for the selection of your requirements, software, and hardware to achieve your intended results for installation; for use; and that the operations of the Software will be uninterrupted or error free. Some States do not allow the exclusion of implied warranties so that the above exclusions may not apply to you. This warranty gives you specific legal rights. You may also have other rights which vary from geographic area to geographic area.

     PROPRIETARY RIGHTS. This use right is not a sale of program code. Title and copyrights to the Software and accompanying documentation, including the enclosed copies and any copy made by you, remain with Summit or its suppliers or successors.

     LIMITATION OF LIABILITY. Distributor's liabilities arising out of this Agreement shall not exceed the amounts paid by you to obtain the Software. In no event will Summit be liable for any loss of data, lost opportunity of profits, cost of cover, or special, incidental consequential, or indirect damages arising from the use of the Software in this Agreement, however caused and on any theory of liability. These limitations will apply even if Summit or an authorized dealer has been advised of the possibility of such damage, and notwithstanding any failure of essential purpose of any limited remedy. You acknowledge that the amount paid for the Software reflects this allocation of risk. Some States do not allow the limitation or exclusion of liability for incidental or consequential damages, so the above limitation or exclusion may not apply to you.

     EXPORT RESTRICTIONS. You agree that you will not export or re-export the Software in any from without the appropriate United States and foreign government licenses. Your failure to comply with this provision is a material breach of this contract. If you need advice on such export laws and regulations, you should contact the U.S. Department of Commerce, Export Division, Washington, DC 20230, USA, for clarification.

     TERMINATION. This agreement is effective until terminated. You may terminate this agreement at any time by removing from your system and destroying all copies of the Software and the accompanying documentation. Unauthorized copying of the software or the accompanying documentation or otherwise failing to comply with the terms and conditions of this Agreement will result in automatic termination of this Agreement and will make available to Summit other legal remedies. Upon termination of this Agreement, the use right granted herein will terminate and you must immediately destroy the Software and accompanying documentation;, and all back-up copies thereof.


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     U.S. GOVERNMENT RESTRICTED RIGHTS. Any provision of Summit Design, Inc.
Software to the U.S. Government is with "Restricted Rights" as follows: Use, duplication, or disclosure of the Software and Accompanying documentation by the Government is subject to restrictions as set forth in subparagraphs (c)(1)(ii) of the Rights clause in Technical Data and Computer Software -- Restricted Rights at 48 CFR 52.227-19, as applicable. Contractor/manufacture is Summit Design, Inc., 9305 S.W. Gemini Drive, Beaverton, Oregon 97005, USA.

     MISCELLANEOUS. This is the entire Agreement between the parties relating to the subject matter hereof and no waiver or modification of the Agreement shall be valid unless signed by each party. The waiver of a breach of any terms hereof shall in no way be construed as a waiver of any other term or breach hereof. If any provision of this Agreement shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect. This agreement is governed by the laws of the State of Oregon without reference to conflict of laws principles. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction of the state and federal courts located in Multnomah County, Oregon, and the parties agree to submit to the personal and exclusive jurisdiction and venue of these courts. Should you have any question about this Agreement, or if you desire to contract Summit Design, Inc., please write Summit Design, Inc., 9305 S.W. Gemini Drive, Beaverton, Oregon 97005 USA (503-643-
9281).


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                                  APPENDIX E

                           VALUE, PRICE AND PAYMENTS


     SII agrees to pay a one time fee of * * * for the exclusive rights, discounts and conditions provided during the Base Period of this agreement. Such rights, discounts and conditions are intended to give SII a superior position in the Japanese market with SUMMIT's products and support. SII and SUMMIT agree that the annual value and commensurate costs associated with the Base Period of this agreement are as follows:

     Year 1 value is * * *
     Year 2 value is * * *
     Year 3 value is * * *

     SII agrees to make payments to SUMMIT according to the following schedule:

     Payment 1, due and payable on February 28, 1996         * * *
     Payment 2, due and payable on January 31, 1997          * * *
     Payment 3, due and payable on January 31, 1998          * * *

     SII and SUMMIT agree that there will be no additional fee for Extension Periods.


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                               LETTER AGREEMENT
                                    BETWEEN
                         SUMMIT DESIGN INC. ("SUMMIT")
                                      AND
                        SEIKO INSTRUMENTS, INC. ("SII")


     Summit has notified Soliton of the termination of Soliton as a Distributor of Summit products in the territory of Japan. Such termination requires either ninety (90) days of notification or a mutually agreed date between Summit and Soliton whichever is sooner. Summit and SII have signed an agreement appointing SII as the Exclusive Distributor for the Japanese territory according to terms and conditions of the Summit and SII Distributor Agreement. Summit agrees that until the effective date of the Soliton termination, Summit and SII shall share revenue from the sale of products to companies who also have written proposals from Soliton *** to Summit and *** to SII regardless of the amount of discount required by the customer.


/s/ Larry Gerhard                2/1/96     /s/ Shinichi Ishibashi        2/1/96
---------------------------------------     ------------------------------------
Mr. Gerhard, Summit Design, Inc.            Mr. Ishibashi, Seiko Instruments,


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                             Term Sheet Agreement
                Agreement between Summit Design Inc. ("SUMMIT")
                -----------------------------------------------
                                      and
                        Seiko Instruments, Inc. ("SII")
                        Concerning Evaluation Inventory
                        -------------------------------

                       Effective Date:  February 1, 1996
                       ---------------------------------


SII Evaluation Inventory Purchase:
---------------------------------

     Under the following terms and conditions, Seiko agrees to purchase 40 units of products listed below to be used exclusively for on-site customer evaluation. Authorization codes for these units will be 1, 2 and 3 months timed licenses.


     1.   Type of Product               Price
          ---------------               ----
          a.   Visual HDL 3.1, PC       **

          b.   Visual HDL 3.1, WS       **

          c.   Visual Verilog 3.0, WS   **

     2.   Payment for these units shall be made no later than March 31, 1996.

     3.   Evaluation Inventory Upgrades:

          a. SII agrees that the completion of customer evaluation each unit used for this evaluation will be destroyed and SII will purchase an upgrade to replace the destroyed until.

          b. Summit agrees to sell upgrade units to SII for the actual manufacturing and shipping cost which will not exceed ** for each upgrade unit.

          c. Summit agrees to sell and SII agrees to purchase a major upgrade for evaluation until for ** per copy when Summit releases a major upgrade.


/s/ Larry J. Gerhard                     /s/ Shinichi Ishibashi
------------------------------           ---------------------------------------
Mr. Gerhard                              Mr. Ishibashi,
President, CEO                           General Manager, EDA Sales Dept.1
Summit Design, Inc.                      SII EDA Systems Division


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